Exhibit 10.8.1

                              NSTAR
                    1997 Share Incentive Plan

        AMENDMENT TO THE NSTAR 1997 SHARE INCENTIVE PLAN


Pursuant to Section 17 of the NSTAR 1997 Share Incentive Plan,
NSTAR hereby amends said Plan, said amendment to become effective upon approval thereof by the Shareholders of NSTAR, as follows:

Section 4(a) of the Plan is amended by deleting the number
"2,000,000" and inserting in lieu thereof the number "4,000,000."

IN WITNESS WHEREOF, NSTAR has caused this instrument of Amendment to be executed by its duly authorized officer this 24th day of January 2002.

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                                NSTAR


                         By:    /s/  Thomas J. May
                                Name:  Thomas J. May
                                Title: Chairman, President and
                                       Chief Executive Officer

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